      As filed with the Securities and Exchange Commission on May 4, 1999
                                                     Registration No. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ---------------

                                    FORM S-1
                             REGISTRATION STATEMENT
                                     Under
                           THE SECURITIES ACT OF 1933

                                ---------------

                       FLYCAST COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)

                                ---------------
        Delaware                    7319                     77-0431028
    (State or Other          (Primary Standard            (I.R.S. Employer
    Jurisdiction of              Industrial            Identification Number)
    Incorporation or        Classification Code
     Organization)                Number)

                                ---------------

                               181 Fremont Street
                        San Francisco, California 94105
                                 (415) 977-1000
  (Address, Including Zip Code, and Telephone Number, Including Area Code, of
                   Registrant's Principal Executive Offices)

                                ---------------

George R. Garrick, Chairman of the Board, Chief Executive Officer and President
                       FLYCAST COMMUNICATIONS CORPORATION
                               181 Fremont Street
                        San Francisco, California 94105
                                 (415) 977-1000
(Name, Address Including Zip Code, and Telephone Number Including Area Code, of
                               Agent for Service)

                                ---------------
                                   Copies to:

            Jeffrey Y. Suto                       Laird H. Simons III
             Alissa W. Lee                      Katherine Tallman Schuda
             Scott S. Ring                        Nicholas S. Khadder
           VENTURE LAW GROUP                       FENWICK & WEST LLP
       A Professional Corporation                 Two Palo Alto Square
          2800 Sand Hill Road                     Palo Alto, CA 94306
          Menlo Park, CA 94025                       (650) 494-0600
             (650) 854-4488

                                ---------------

  Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.
                                ---------------

  If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [_]

  If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-71909

  If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                                ---------------
                        CALCULATION OF REGISTRATION FEE

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
 Title Of Each Class Of Securities       Proposed Maximum Aggregate
         To Be Registered                    Offering Price (1)             Amount Of Registration Fee
------------------------------------------------------------------------------------------------------
 Common Stock, par value
  $0.0001........................                $6,900,000                           $1,919

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(1) Estimated solely for the purpose of computing the amount of the registration fee pursuant to Rule 457(o) under the Securities Act.

                                ---------------

  The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

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

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

  This Registration Statement is filed with the Securities and Exchange Commission (the "Commission") pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Securities Act") by Flycast Communications Corporation. In accordance with Rule 429 under the Securities Act, this Registration Statement incorporates by reference the contents of the Registration Statement on Form S-1 (Registration No. 333-71909) which was declared effective by the Commission on May 3, 1999 relating to the offering of an aggregate of 3,450,000 shares of common stock.

                                 CERTIFICATION

  Flycast Communications Corporation hereby certifies to the Commission that:

  . it has instructed its bank to pay the Commission the filing fee set forth on the cover page of this Registration Statement by a wire transfer of the filing fee amount to the Commission's account at Mellon Bank as soon as practicable (but no later than the close of business on May 4, 1999);

  .  it will not revoke these instructions;

  . it has sufficient funds in the relevant account to cover the amount of the filing fee; and

  . it will confirm receipt of these instructions by its bank during the bank's regular business hours no later than May 4, 1999.

                                   SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of San Francisco, State of California on May 4, 1999.

                                         FLYCAST COMMUNICATIONS CORPORATION

                                                 /s/ George R. Garrick
                                         By: __________________________________
                                                     George R. Garrick
                                               Chairman of the Board, Chief
                                              Executive Officer and President

  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:

             Signature                       Title              Date


      /s/ George R. Garrick           Chairman of the          May 4, 1999
------------------------------------   Board, Chief
         George R. Garrick             Executive Officer
                                       and President
                                       (Principal
                                       Executive Officer)

                 *                    Chief Financial          May 4, 1999
------------------------------------   Officer and
           Ralph J. Harms              Assistant
                                       Secretary
                                       (Principal
                                       Financial and
                                       Accounting
                                       Officer)

                 *                    Director                 May 4, 1999
------------------------------------
           David J. Cowan

                 *                    Director                 May 4, 1999
------------------------------------
         Ted R. Dintersmith

                 *                    Director                 May 4, 1999
------------------------------------
            Howard Draft

                 *                    Director                 May 4, 1999
------------------------------------
           Gary Prophitt

                 *                    Director                 May 4, 1999
------------------------------------
         Michael D. Solomon

      /s/ George R. Garrick                                    May 4, 1999
*By:________________________________
            George R. Garrick
              Attorney-in-fact

                                 EXHIBIT INDEX

 Number           Description
 ------ ------------------------------
 23.1   Independent Auditors' Consent.